                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): May 21, 1998


                      PROFFITT'S CREDIT CARD MASTER TRUST
                      -----------------------------------

                         PROFFITT'S CREDIT CORPORATION
                         -----------------------------
              (Exact Name of Registrant as Specified in Charter)


             Nevada                 333-48739           86-0852332
             ------                 ---------           ----------
          (State or Other          (Commission         (IRS Employer
          Jurisdiction of          File Number)      Identification No.)
          Incorporation)


                  P.O. Box 20080, Jackson, Mississippi  39289
            -------------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (601) 968-4400
                 ---------------------------------------------
             (Registrant's Telephone Number, including Area Code)
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ITEM 5.   OTHER EVENTS.
------    ------------

     Pursuant to the Prospectus Supplement dated May 14, 1998 to the Prospectus dated April 17, 1998 filed with Registration Statement No. 333-48739 and 333-48739-01 on Form S-3, the Proffitt's Credit Card Master Trust issued on May 21, 1998 $200,000,000 6.00% Class A Certificates, Series 1998-2 and $21,500,000
6.15% Class B Certificates, Series 1998-2.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
------    -------------------------------------------------------------------

     (c)    Exhibits.

            The following exhibits are filed herewith:

     Exhibit No.              Description
     -----------              -----------

     1.1 Underwriting Agreement dated as of May 14, 1998 by and among Proffitt's Credit Corporation and NationsBanc Montgomery Securities LLC as Representative of the Several Underwriters

     5.1 Opinion and consent of Alston & Bird LLP with respect to legality

     8.1 Opinion and consent of Alston & Bird LLP with respect to Federal income tax matters

     23.1 Consent of Alston & Bird LLP (included in its opinion filed as Exhibit 5.1)

     24.1 Consent of Alston & Bird LLP (included in its opinion filed as Exhibit 8.1)

     99.1 Series 1998-2 Supplement to the Master Pooling and Servicing Agreement dated as of May 21, 1998 among Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Trustee

     99.2                     Other Expenses of Issuance and Distribution

                                      -2-
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              PROFFITT'S CREDIT CORPORATION
                              (REGISTRANT)



                              /s/ Douglas E. Coltharp
                              -----------------------------------
                              Douglas E. Coltharp
                              President



Date:  June 29, 1998

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------


     Exhibit
     -------

     1.1 Underwriting Agreement dated as of May 14, 1998 by and among Proffitt's Credit Corporation and NationsBanc Montgomery Securities LLC as Representative of the Several Underwriters

     5.1       Opinion and consent of Alston & Bird LLP with respect to legality

     8.1 Opinion and consent of Alston & Bird LLP with respect to Federal income tax matters

     23.1      Consent of Alston & Bird LLP (included in its opinion filed as
               Exhibit 5.1)

     24.1      Consent of Alston & Bird LLP (included in its opinion filed as
               Exhibit 8.1)

     99.1 Series 1998-2 Supplement to the Master Pooling and Servicing Agreement dated as of May 21, 1998 among Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Trustee

     99.2      Other Expenses of Issuance and Distribution